Exhibit 10.5

CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”) is made and entered as of July 16, 2018 (the “Effective Date”) by and among:

(i) Brigham Parent Holdings, L.P., a Delaware limited partnership (the “Super Splitter”);

(ii) Brigham Minerals, Inc., a Delaware corporation (the “Super Blocker”);

(iii) Warburg Pincus Private Equity (E&P) XI (Brigham), LLC, a Delaware limited liability company (“Brigham Private Equity”);

(iv) Warburg Pincus XI (E&P) Partners-B (Brigham), LLC, a Delaware limited liability company (the “WP XI Professionals Brigham Blocker”);

(v) Warburg Pincus Energy (E&P) (Brigham) LLC, a Delaware limited liability partners (the “WPE Main Brigham Blocker”);

(vi) WP Energy Partners (E&P) (Brigham), LLC, a Delaware limited liability company (the “WPE FAF Brigham Blocker”); and

(vii) Warburg Pincus Energy (E&P) Partners-B (Brigham), LLC, a Delaware limited liability company (the “WPE Professionals Brigham Blocker” and together with Brigham Private Equity, the WP XI Professionals Brigham Blocker, the WPE Main Brigham Blocker and the WPE FAF Brigham Blocker, the “Brigham Blockers”). For the avoidance of doubt, each of the Brigham Blockers are parties hereto solely with respect to its consent of to the withdrawal of the Super Splitter as member and the admission of the Super Blocker as member.

The Super Splitter, the Super Blocker and the Brigham Blockers are sometimes hereinafter referred to each as a “Party” and are collectively referred to as the “Parties.” Capitalized terms used in this Agreement but not defined herein shall have the meaning set forth in the applicable LLC Agreements (as defined below).

RECITALS

WHEREAS, following the WP XI Non-Professionals Funds Super Splitter Contribution and the WP XI Professionals Fund Super Splitter Contribution (each as defined in the Third Amended and Restated Agreement of Limited Partnership of WP Brigham Holdings II, L.P.) and the WPE Non-Professionals Funds Super Splitter Contribution and the WPE Professionals Fund Super Splitter Contribution (each as defined in the Third Amended and Restated Agreement of Limited Partnership of WP Energy Brigham Holdings II, L.P.), the Super Splitter is the sole member of each of the Brigham Blockers, and as such, is a party to the Amended and Restated Limited Liability Company Agreements of each of the Brigham Blockers (as amended, restated, supplemented or otherwise modified from time to time, together, the “LLC Agreements”);

WHEREAS, as the sole member of each of the Brigham Blockers, the Super Splitter holds, as of the date hereof, all of the membership interests in the Brigham Blockers (the “Membership Interests”);

WHEREAS, the Super Splitter desires to contribute all of the Membership Interests to the Super Blocker in exchange for all of the shares of common stock in the Super Blocker (such contribution, the “Contribution”) and the Super Blocker desires to accept all of the Membership Interests being contributed upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, concurrent with the Contribution, the Super Blocker will be admitted as a member of each of the Brigham Blockers in respect of the Membership Interests being contributed hereunder; and

WHEREAS, immediately following such admission, Super Splitter will withdraw from each of the Brigham Blockers as a member and will become the sole shareholder of the Super Blocker.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Parties agree as follows:

1.	Contribution.

(a)

The Super Splitter hereby contributes, assigns, transfers, conveys and delivers to the Super Blocker, Super Splitter’s right, title and interest in and to all of the Membership Interests (such Membership Interests being transferred to the Super Blocker, the “Transferred Membership Interests”), free and clear of all Liens, other than (x) generally applicable restrictions on transfer that may be imposed by state or federal securities laws or (y) any transfer restrictions contained in the applicable LLC Agreements, which, in the case of this clause (y), do not prevent or inhibit the transactions contemplated by this Agreement.

(b)

Super Blocker hereby accepts the contribution of the Transferred Membership Interests from the Super Splitter and agrees to be subject to all of the rights and obligations of the Super Splitter as a member of the Brigham Blockers for all purposes under the applicable LLC Agreements with respect to the Transferred Membership Interests in the Brigham Blockers and any other related agreements to which the Super Splitter was a party with respect to and to the extent of the Transferred Membership Interests.

(c)

In consideration of, and concurrently with, the contribution contemplated herein, (i) each Brigham Blocker will admit the Super Blocker as a member and permit the withdrawal of the Super Splitter and (ii) the Super Blocker will issue to the Super Splitter 1,000 shares of its common stock representing all of its issued and outstanding shares and the Super Splitter will hold all such shares and will become the sole shareholder of the Super Blocker.

2.

Tax Treatment. The Parties intend that, for U.S. federal income tax purposes, the contribution of the Transferred Membership Interests to the Super Blocker be treated as a contribution to a corporation described in Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”), pursuant to which neither the Super Splitter nor its direct or indirect owners are required to recognize gain (including pursuant to Section 897 of the Code). Unless otherwise required by applicable law, the Parties shall (i) file all Tax returns consistent with the preceding sentence, and (ii) not take any position for U.S. federal income tax purposes inconsistent with the preceding sentence.

3.	Representations and Warranties.

(a)	The Super Splitter hereby represents and warrants to the Super Blocker as of the Effective Date as follows:

(i) (A) the Super Splitter is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (B) the Super Splitter has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery, and performance by the Super Splitter of this Agreement have been duly authorized by all necessary action, (C) this Agreement has been duly and validly executed and delivered by the Super Splitter and constitutes the binding obligation of the Super Splitter enforceable against the Super Splitter in accordance with its terms, (D) the execution, delivery, and performance by the Super Splitter of this instrument will not, with or without the giving of notice or the lapse of time, or both, (x) violate any provision of law to which the Super Splitter is subject, (y) violate any order, judgment, or decree applicable to the Super Splitter, or (z) conflict with, or result in a breach or default under, any term or condition of its organizational documents, and (E) there are no consents or other restrictions on assignment that would be applicable in connection with the transfer of the Transferred Membership Interests or the consummation of the transactions contemplated by this Agreement by the Super Splitter that have not been obtained or waived;

(ii) the Transferred Membership Interests are being contributed, transferred, assigned and conveyed to the Super Blocker free and clear of all Liens (other than (x) any generally applicable restrictions on transfer that may be imposed by state or federal securities laws and (y) any transfer restrictions contained in the applicable LLC Agreements, which, in the case of this clause (y), do not prevent or inhibit the transactions contemplated by this Agreement); and

(iii) each of the Brigham Blockers (A) is, and as of the IPO Date will be, the holder of membership interests of Brigham Resources, LLC (“Brigham LLC” and such membership interests, “Brigham LLC Units”) and such Brigham Blocker does not have any assets other than such Brigham LLC Units and cash, (B) has, and as of the IPO Date will have, no material liabilities or obligations of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than liabilities for Taxes related to its investment in and ownership of Brigham LLC Units which have not yet become due and payable, and (C) has not, since its formation, engaged, and as of the IPO Date will not have engaged, in any activity other than the direct or indirect investment in and beneficial ownership of Brigham LLC Units and related assets and activities.

(b)

The Super Blocker hereby represents and warrants to the Super Splitter and the Brigham Blockers that: (i) the Super Blocker is duly formed under the laws of the jurisdiction of its formation, (ii) the Super Blocker has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery, and performance by the Super Blocker of this Agreement have been duly authorized by all necessary action, (iii) this Agreement has been duly and validly executed and delivered by the Super Blocker and constitutes the binding obligation of the Super Blocker enforceable against the Super Blocker accordance with its terms, (iv) the execution, delivery, and performance by the Super Blocker of this Agreement will not, with or without the giving of notice or the lapse of time, or both, (x) violate any provision of law to which the Super Blocker is subject, (y) violate any order, judgment, or decree applicable to the Super Blocker, or (z) conflict with, or result in a breach or default under, any term or condition of its organizational documents, (v) there are no consents or other restrictions on assignment that would be applicable in connection with the consummation of the transactions contemplated by this Agreement by the Super Blocker that have not been obtained or waived, and (vi) the Super Blocker is acquiring the Transferred Membership Interests for its own account, for investment purposes, and not with a view to or in connection with the resale or other distribution of any portion of the Transferred Membership Interests.

4.	Certain Defined Terms.

(a)	“IPO Issuer” has the meaning set forth in the Second Amended and Restated Limited Liability Company Agreement of Brigham Resources, LLC, dated May 8, 2015.

(b)

“Lien” means any lien, pledge, condemnation award, claim, restriction, charge, preferential purchase right, security interest, mortgage or encumbrance of any nature whatsoever, including as a statutory landlord lien.

(c)	“Qualified Public Offering” has the meaning set forth in the Second Amended and Restated Limited Liability Company Agreement of Brigham Resources, LLC, dated May 8, 2015.

(d)

“Taxes” means (i) any taxes, assessments, and other governmental charges imposed by any taxing authority, including income, profits, gross receipts, net proceeds, alternative or add on minimum, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), stamp, leasing, lease, user, excise, duty, franchise, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, social contributions, fuel, excess profits, occupational, premium, windfall profit, severance or estimated tax, assessment or charge, including any interest, penalty, or addition thereto or with respect to the filing (or failure to file) any return with respect thereto, whether disputed or not; and (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of being a member of an affiliated, combined, consolidated, unitary or similar group with respect to any Taxes.

(e)	For the avoidance of doubt, terms defined in the singular have the corresponding meanings in the plural and vice versa.

5.	Indemnification and Covenants upon Certain Liquidity Events.

(a)

If any Qualified Public Offering in which the Super Blocker is the IPO Issuer is consummated, then, following the consummation of such Qualified Public Offering, Super Splitter shall promptly indemnify, reimburse and defend in full and hold harmless the Super Blocker, the Brigham Blockers and Brigham LLC (collectively, the “Brigham Indemnified Parties”) from and against any and all Taxes of the Super Blocker or any Brigham Blocker for any period or portion of a period ending on or before the date of the consummation of such Qualified Public Offering (the “IPO Date”), except to the extent such Taxes arise from any action or inaction taken by the Super Blocker or its subsidiaries outside of the ordinary course of business after the Qualified Public Offering on the IPO Date. The Super Splitter shall promptly tender to the relevant Brigham Indemnified Party cash equal to the amount of any such Losses.

(b)

For purposes of Section 5(a), in the case of Taxes that are payable with respect to any Tax period beginning on or before and ending after the IPO Date (a “Straddle Period”), the portion of any such Taxes that is attributable to the portion of such Straddle Period ending on the IPO Date shall be: (a) in the case of Taxes that are imposed on a periodic basis with respect to the assets or capital of the Super Blocker or any Brigham Blocker, deemed to be the amount of such Taxes for the entire Straddle Period (or, in the case of such Taxes determined on an arrears basis, the amount of such Taxes for the immediately preceding period), multiplied by a fraction the numerator of which is the number of calendar days in the portion of the period ending on and including the IPO Date and the denominator of which is the number of calendar days in the entire period; and (b) in the case of all other Taxes, deemed equal to the amount which would be payable if the relevant Straddle Period of the Super Blocker, each Brigham Blocker and their subsidiaries (and any partnership in which such person is a partner) ended on and included the IPO Date; provided that exemptions, allowances, or deductions that are calculated on an annual basis (including depreciation and amortization deductions) will be allocated between the portion of the Straddle Period ending on and including the IPO Date and the portion of the Straddle Period beginning after the IPO Date in proportion to the number of days in each period.

(c)	The obligations pursuant to this Section 5 shall survive the Effective Date until the expiration of the applicable statute of limitations.

6.	General Provisions.

(a)	Binding Effect. This Agreement will be binding upon, and will inure to the benefit of, the Parties and their respective successors, permitted assigns and legal representatives.

(b)	Applicable Law; Consent to Jurisdiction.

i.	This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflict of laws.

ii.

The Parties hereby irrevocably submit to the exclusive jurisdiction of the Delaware Chancery Courts located in Wilmington, Delaware, or, if such court shall not have jurisdiction, any federal court of the United States or other Delaware state court located in Wilmington, Delaware, and appropriate appellate courts therefrom, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby (except as otherwise expressly provided in any other agreement), and each party hereby irrevocably agrees that all claims in respect of such dispute may be heard and determined in such courts. The Parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such courts or any defense of inconvenient forum for the maintenance of such dispute. Each of the Parties agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. This consent to jurisdiction is being given solely for purposes of this Agreement and is not intended to, and shall not, confer consent to jurisdiction with respect to any other dispute in which a Party may become involved.

iii.

TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT.

(c)	Amendment or Modification. This Agreement may not be amended, modified or supplemented except by an instrument in writing signed by all of the Parties.

(d)

Further Assurances. From time to time after the date hereof, and without any further consideration, the Parties agree to, and to cause their affiliates to, execute and deliver such additional instruments and documents, and do all such other acts and things, all in accordance with applicable laws, as may be reasonably necessary to give effect to the transaction contemplated by this Agreement.

(e)

Severability. If any provision of this Agreement or the application thereof to any person or circumstances is for any reason and to any extent invalid or unenforceable, the remainder of this Agreement and the application of such provision to the other persons or circumstances will not be affected thereby, but rather are to be enforced to the greatest extent permitted by law.

(f)

Entire Agreement. This Agreement, together with the Partnership Agreement and the LLC Agreements, constitutes the entire agreement of the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements, expressions of interest and undertakings, both written and oral, among the Parties or between any of them, with respect to the subject matter hereof and thereof.

(g)

Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile or other electronically transmitted counterparts bearing the signature of a Party shall be equally as effective as delivery of a manually executed counterpart by such Party.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

BRIGHAM PARENT HOLDINGS, L.P.

By:	Warburg Pincus (E&P) XI, L.P., its general partner

By:	Warburg Pincus (E&P) XI LLC, its general partner

By:	Warburg Pincus Partners (E&P) XI, LLC, its sole member

By:	Warburg Pincus Partners II (US), L.P., its managing member

By:	Warburg Pincus & Company US, LLC, its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorized Signatory

BRIGHAM MINERALS, INC.

By:	/s/ Blake Williams
Name:	Blake Williams
Title:	Chief Financial Officer

SIGNATURE PAGE TO CONTRIBUTION AGREEMENT (STEP 6)

BRIGHAM BLOCKERS:

Solely with respect to its consent of to the withdrawal of the Super Splitter as member and the admission of the Super Blocker as member:

WARBURG PINCUS PRIVATE EQUITY (E&P) XI (BRIGHAM), LLC

By:	Brigham Parent Holdings, L.P., its managing member

By:	Warburg Pincus (E&P) XI, L.P., its general partner

By:	Warburg Pincus (E&P) XI LLC, its general partner

By:	Warburg Pincus Partners (E&P) XI, LLC, its sole member

By:	Warburg Pincus Partners II (US), L.P., its managing member

By:	Warburg Pincus & Company US, LLC, its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorized Signatory

SIGNATURE PAGE TO CONTRIBUTION AGREEMENT (STEP 6)

WARBURG PINCUS XI (E&P) PARTNERS–B (BRIGHAM), LLC

By:	Brigham Parent Holdings, L.P., its managing member

By:	Warburg Pincus (E&P) XI, L.P., its general partner

By:	Warburg Pincus (E&P) XI LLC, its general partner

By:	Warburg Pincus Partners (E&P) XI, LLC, its sole member

By:	Warburg Pincus Partners II (US), L.P., its managing member

By:	Warburg Pincus & Company US, LLC, its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorized Signatory

WARBURG PINCUS ENERGY (E&P) (BRIGHAM), LLC

By:	Brigham Parent Holdings, L.P., its managing member

By:	Warburg Pincus (E&P) XI, L.P., its general partner

By:	Warburg Pincus (E&P) XI LLC, its general partner

By:	Warburg Pincus Partners (E&P) XI, LLC, its sole member

By:	Warburg Pincus Partners II (US), L.P., its managing member

By:	Warburg Pincus & Company US, LLC, its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorized Signatory

SIGNATURE PAGE TO CONTRIBUTION AGREEMENT (STEP 6)

WP ENERGY PARTNERS (E&P) (BRIGHAM), LLC

By:	Brigham Parent Holdings, L.P., its managing member

By:	Warburg Pincus (E&P) XI, L.P., its general partner

By:	Warburg Pincus (E&P) XI LLC, its general partner

By:	Warburg Pincus Partners (E&P) XI, LLC, its sole member

By:	Warburg Pincus Partners II (US), L.P., its managing member

By:	Warburg Pincus & Company US, LLC, its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorized Signatory

WARBURG PINCUS ENERGY (E&P) PARTNERS-B (BRIGHAM), LLC

By:	Brigham Parent Holdings, L.P., its managing member

By:	Warburg Pincus (E&P) XI, L.P., its general partner

By:	Warburg Pincus (E&P) XI LLC, its general partner

By:	Warburg Pincus Partners (E&P) XI, LLC, its sole member

By:	Warburg Pincus Partners II (US), L.P., its managing member

By:	Warburg Pincus & Company US, LLC, its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorized Signatory

SIGNATURE PAGE TO CONTRIBUTION AGREEMENT (STEP 6)